Exhibit 99.1

DESKTOP METAL COMPLETES ACQUISITION OF ENVISIONTEC, ENTERING MARKET
FOR VOLUME PRODUCTION POLYMER ADDITIVE MANUFACTURING

EnvisionTEC’s Category-Leading Product and IP Portfolios Expand Desktop Metal’s Reach to Photopolymer 3D Printing, Digital Biofabrication, and Digital Casting Markets, Offering Go-to-Market Synergies Via Robust, Vertically Focused Dental, Medical and Jewelry Channels

BOSTON, MA (February 17, 2021) – Desktop Metal, Inc. (NYSE: DM), a leader in mass production and turnkey additive manufacturing solutions, today announced it has completed the previously announced acquisition of EnvisionTEC, a leading global provider of volume production photopolymer 3D printing solutions for end-use parts. The transaction is valued at $300 million, consisting of a combination of cash and newly issued Desktop Metal stock.

EnvisionTEC will operate as a wholly owned subsidiary of Desktop Metal and continue to be led by founder Al Siblani, who will serve as Chief Executive Officer of the EnvisionTEC business.

“With EnvisionTEC now a part of Desktop Metal, we are well-positioned to offer customers a complete platform across polymers and metals focused on Additive Manufacturing 2.0 solutions for volume production of end-use parts.” said Ric Fulop, CEO and co-founder of Desktop Metal. “Together, we have more than 200 distribution partners around the world that extend our reach into applications across fast-growing markets for additive manufacturing, such as dental, medical, and jewelry, in addition to doubling down on the broader industrial market. As we join forces, I’m more confident than ever we can accelerate the adoption of AM 2.0 and help customers transform how parts are made around the world.”

As the original inventor of digital light processing (DLP) 3D printing technology, EnvisionTEC has one of the strongest intellectual property portfolios in the area-wide photopolymer 3D printing market, counting more than 140 issued and pending patents. The company has in excess of 190 qualified materials for its platforms and more than 5,000 customers across a broad range of industries, including automotive, aerospace, medical devices, jewelry, and biofabrication. In addition, EnvisionTEC is a leader in the dental market, with over 1,000 dental customers now using its printers for pre-production and end-use parts in this segment.

EnvisionTEC also brings a compelling product portfolio for photopolymer additive manufacturing under Desktop Metal’s umbrella, including the new Envision One and Xtreme 8K printing platforms designed to deliver high-speed and economic end-use parts production with exceptional accuracy and properties meeting or exceeding thermoplastics. The company is a pioneer in digital biofabrication additive manufacturing with its Bioplotter platform, which supports the production of biocompatible parts for medical applications such as bone regeneration, cartilage regeneration, soft tissue fabrication, drug release, and organ printing. In addition, Desktop Metal adds EnvisionTEC’s robotic additive manufacturing (RAM) digital casting capabilities, which it plans to significantly advance using its proprietary and patent-pending Single Pass Jetting™ technology originally developed for the Production System™ to drive productivity enhancements and improve part economics.

The acquisition more than doubles Desktop Metal’s global distribution network, adding vertically focused partners in markets such as medical, dental, and jewelry, and increasing its geographic sales capabilities to 68 countries around the world.

About Desktop Metal

Desktop Metal, Inc., based in Burlington, Massachusetts, is accelerating the transformation of manufacturing with an expansive portfolio of 3D printing solutions, from rapid prototyping to mass production. Founded in 2015 by leaders in advanced manufacturing, metallurgy, and robotics, the company is addressing the unmet challenges of speed, cost, and quality to make additive manufacturing an essential tool for engineers and manufacturers around the world. Desktop Metal was selected as one of the world’s 30 most promising Technology Pioneers by the World Economic Forum and named to MIT Technology Review’s list of 50 Smartest Companies.

For more information, visit www.desktopmetal.com.

About EnvisionTEC

EnvisionTEC is a leading global provider of professional-grade 3D printing solutions. Founded in 2002 with its pioneering commercial DLP printing technology, EnvisionTEC now sells more than 30 printer configurations based on five distinct technologies that build objects from digital design files. The company’s premium 3D printers serve a variety of medical, professional and industrial markets, and are valued for precision, surface quality, functionality and speed.

For more information, visit www.envisiontec.com.

Forward Looking Statements

This communication relates to a business combination transaction between Desktop Metal, Inc. (“Desktop Metal”) and EnvisionTEC, Inc. (“EnvisionTEC”). This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this communication, including statements regarding the anticipated benefits of the transaction, anticipated impact of the transaction on Desktop Metal’s future results of operations and financial position, the amount and timing of synergies from the transaction, and other aspects of Desktop Metal’s operations or results, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Desktop Metal has based these forward-looking statements on current information and management’s current expectations and beliefs. These forward-looking statements speak only as of the date of this communication and are subject to a number risks and uncertainties, including, without limitation, the following: the impact of the COVID-19 pandemic on Desktop Metal’s and EnvisionTEC’s business, including their suppliers and customers; the effect of the transaction (or announcement thereof) on the ability of Desktop Metal or EnvisionTEC to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom they do business; risks that the transaction disrupts current plans and operations; successful integration of Desktop Metal’s and EnvisionTEC’s businesses and realization of synergies and benefits; the ability of Desktop Metal to implement business plans, forecasts and other expectations following the completion of the transaction; risk that actual performance and financial results following completion of the transaction differ from projected performance and results; and business disruption following the transaction. This list of risks and uncertainties is not exhaustive. For additional information about other risks and uncertainties that could cause actual results of the transaction to differ materially from those described in the forward-looking statements in this communication, and of Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the Securities Exchange Commission (“SEC”), including without limitation the “Risk Factors” and/or other information included in the Form 8-K filed by Desktop Metal on January 15, 2021, the S-4 Registration Statement filed with the SEC on September 15, 2020, the S-1 Registration Statement filed with the SEC on December 23, 2020, as amended, and such other reports as Desktop Metal has filed or may file with the SEC from time to time. The forward-looking statements included in this communication are made as of the date hereof. Except as required by applicable law, Desktop Metal will not update any forward-looking statements to reflect new information, future events, changed circumstances or otherwise.

Press Contacts

For Desktop Metal Investor / Media Relations

Lynda McKinney

press@desktopmetal.com

Investor Relations

Mike Callahan / Tom Cook

DesktopMetalIR@icrinc.com

# # #